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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                F O R M  8 - K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                           -------------------------

     Date of Report (Date of earliest event reported):  February 25, 1998

                       EQUITY CORPORATION INTERNATIONAL
            (Exact name of registrant as specified in its charter)

                                    DELAWARE
                           (State or other jurisdiction
                                 of incorporation)

                                    0-24728
                            (Commission file number)

                                   75-2521142
                    (I.R.S. employer identification number)

                       415 SOUTH FIRST STREET, SUITE 210
                                  LUFKIN, TEXAS
                    (Address of principal executive offices)

                                     75901
                                  (Zip Code)

                                 (409) 631-8700
              (Registrant's telephone number, including area code)

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

Item 5.  Other Information.

On February 25, 1998, the Company issued a press release announcing the completion of a private placement of $125 million aggregate principal amount of
4.5 percent convertible subordinated debentures. This press release, which is filed as Exhibit 99.1 hereto, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number    Description
     --------------    ------------

     99.1              Press Release, dated February 25, 1998.



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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 26, 1998

EQUITY CORPORATION INTERNATIONAL

By:  /s/ W. Cardon Gerner
     ------------------------
     Senior Vice President and
     Chief Financial Officer


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

EXHIBIT INDEX

EXHIBIT INDEX          DESCRIPTION
--------------         ------------

     99.1              Press Release, dated February 25, 1998.